UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00126

AB GROWTH AND INCOME FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2016

Date of reporting period: October 31, 2016

ITEM 1.	REPORTS TO STOCKHOLDERS.

OCT    10.31.16

ANNUAL REPORT

AB GROWTH & INCOME FUND

Investment Products Offered

•Are Not FDIC Insured •May Lose Value •Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

December 15, 2016

Annual Report

This report provides management’s discussion of fund performance for AB Growth & Income Fund (the “Fund”) for the annual reporting period ended October 31, 2016.

Effective January 9, 2017, the Fund will be renamed “AB Relative Value Fund”, and the requirement that the Fund focus its investments on dividend paying securities will be eliminated. The Fund will continue to invest in companies which AllianceBernstein L.P. (the “Adviser”) believes are undervalued based on the disparity of their current stock price and intrinsic economic value as determined by the Adviser. In determining a company’s intrinsic economic value, the Adviser will continue to take into account many fundamental and financial factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, and growth in book value, in addition to dividend growth as applicable.

Investment Objectives and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in the equity securities of US companies that the Adviser believes are undervalued, focusing on dividend-paying securities. The Adviser believes that, over time, a company’s stock price will come to reflect its intrinsic economic value. The Fund may invest in companies of any size and in any industry.

The Adviser depends heavily upon the fundamental analysis and research of its large internal research staff in making investment decisions for the Fund. The research staff follows a primary research universe of approximately 500 largely US companies. In determining a company’s intrinsic economic value, the Adviser takes into account many fundamental and financial factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, dividend growth and growth in book value. The Adviser then ranks each of the companies in its research universe in the relative order of disparity between their intrinsic economic values and their current stock prices, with companies with the greatest disparities receiving the highest rankings (i.e., being considered the most undervalued). The Adviser anticipates that the Fund’s portfolio normally will include companies ranking in the top three deciles of the Adviser’s valuation model.

The Fund may enter into derivatives transactions, such as options, futures contracts, forwards and swaps. The Fund may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for

AB GROWTH & INCOME FUND •	1

example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Fund’s portfolio from a decline in value, sometimes within certain ranges.

The Fund may, at times, invest in shares of ETFs in lieu of making direct investments in equity securities. ETFs may provide more efficient and economical exposure to the type of companies and geographic locations in which the Fund seeks to invest than direct investments.

Investment Results

The table on page 6 shows the Fund’s performance compared to its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended October 31, 2016. Also included in the table are returns for the Fund’s peer group, as represented by the Lipper Large-Cap Core Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees and fund expenses.

For the six- and 12-month period, all share classes underperformed the benchmark, before sales charges. The Fund underperformed the Lipper Average for both periods. For the 12-month period, security selection and an overweight position in the health care sector were the primary detractors, relative to the benchmark. Security selection in the consumer discretionary, consumer staples, industrials and energy sectors negatively affected returns. An underweight position in utilities and an overweight position in the consumer discretionary sector also detracted. Security selection and an overweight position in technology contributed to performance.

For the six-month period, security selection and an overweight position in the health care sector were the primary causes of the underperformance, while security selection and an overweight position in technology contributed, relative to the benchmark. Security selection in the consumer discretionary, energy, consumer staples and financials sectors negatively affected returns. An overweight position in the consumer discretionary sector also detracted from performance.

The Fund did not utilize derivatives during the six- or 12-month periods.

Market Review and Investment Strategy

At the beginning of the annual reporting period, equity markets struggled to find their footing, but leveled off somewhat by the end of 2015, enabling the US Federal Reserve to increase interest rates for the first time in nearly a decade. Equity markets started off 2016 with a precipitous drop, driven by concerns over China and a glut in oil supply. Oil prices rebounded in the latter half of the annual period on

2	• AB GROWTH & INCOME FUND

the back of decreased global supply; however, they moved downward in October on the market’s rising skepticism that OPEC would reach a deal to limit crude production. Labor markets strengthened and the US delivered the best quarterly GDP gain in two years.

The Fund’s Senior Investment Management Team (the “Team”) remains committed to seeking well-managed companies that are attractively valued relative to their long-term earnings power. The Team’s objective is to find companies that stand out and deploy capital wisely, allowing these companies to grow dividends and enhance the long-term value of their shares. These are the fundamentals of the Fund’s investment philosophy, and the Team believes these attributes serve as ballast when heightened market volatility has negatively affected deeper-value cyclicals.

On November 8, 2016, Donald Trump was elected as the 45th president of the United States, and the Congressional election outcome resulted in the Republican Party maintaining control of both the House of Representatives and the Senate. The Adviser believes that it will take time before the world has a clearer picture of the short- and long-term impact of the elections on the US economy and markets in general. The Adviser continues to monitor the markets, including for potential market volatility.

AB GROWTH & INCOME FUND •	3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 1000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1,000 large-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s investments will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may be underperforming the market generally.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Industry/Sector Risk: Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown on the following pages represents past performance and does not guarantee

(Disclosures, Risks and Note about Historical Performance continued on next page)

4	• AB GROWTH & INCOME FUND

Disclosures and Risks

DISCLOSURES AND RISKS

(continued from previous page)

future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. Net asset value (“NAV”) returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

AB GROWTH & INCOME FUND •	5

Disclosures and Risks

HISTORICAL PERFORMANCE

THE FUND VS. ITS BENCHMARK PERIODS ENDED OCTOBER 31, 2016 (unaudited)	NAV Returns
	6 Months	12 Months
AB Growth & Income Fund*
Class A	2.62%	1.81%

Class B†	2.06%	0.96%

Class C	2.06%	1.21%

Advisor Class‡	2.60%	2.01%

Class R‡	2.47%	1.71%

Class K‡	2.44%	1.97%

Class I‡	2.58%	1.94%

Class Z	2.58%	2.04%

Russell 1000 Value Index	4.36%	6.37%

Lipper Large-Cap Core Funds Average	3.25%	2.53%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended October 31, 2016, by 0.00% and 0.01%, respectively. Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the performance of all share classes of the Fund for the six- and 12-month periods ended October 31, 2016, by 0.18% and 0.18%, respectively.

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

‡     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

6	• AB GROWTH & INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

GROWTH OF A $10,000 INVESTMENT IN THE FUND (unaudited)

10/31/06 TO 10/31/16

This chart illustrates the total value of an assumed $10,000 investment in AB Growth & Income Fund Class A shares (from 10/31/06 to 10/31/16) as compared to the performance of the Fund’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains distributions.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB GROWTH & INCOME FUND •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF OCTOBER 31, 2016 (unaudited)
	NAV Returns	SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	1.81%	-2.52%
5 Years	12.51%	11.56%
10 Years	5.35%	4.89%

Class B Shares
1 Year	0.96%	-2.94%
5 Years	11.60%	11.60%
10 Years(a)	4.68%	4.68%

Class C Shares
1 Year	1.21%	0.23%
5 Years	11.66%	11.66%
10 Years	4.58%	4.58%

Advisor Class Shares*
1 Year	2.01%	2.01%
5 Years	12.76%	12.76%
10 Years	5.63%	5.63%

Class R Shares*
1 Year	1.71%	1.71%
5 Years	12.20%	12.20%
10 Years	5.11%	5.11%

Class K Shares*
1 Year	1.97%	1.97%
5 Years	12.58%	12.58%
10 Years	5.44%	5.44%

Class I Shares*
1 Year	1.94%	1.94%
5 Years	12.84%	12.84%
10 Years	5.74%	5.74%

Class Z Shares*
1 Year	2.04%	2.04%
Since Inception†	7.34%	7.34%

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

8	• AB GROWTH & INCOME FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

The Fund’s current prospectus fee table shows the Fund’s total operating expense ratios as 0.95%, 1.73%, 1.70%, 0.66%, 1.31%, 1.01%, 0.68% and 0.59% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements will limit the Fund’s annual operating expenses to 0.90%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90%, 0.65% and 0.65% for Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. These waivers/reimbursements may not be terminated prior to March 1, 2017 and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower, with the exception of Class Z shares, as this share class is currently operating below its contractual expense cap. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

(Historical Performance continued on next page)

AB GROWTH & INCOME FUND •	9

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS AS OF THE MOST RECENT CALENDAR QUARTER-END SEPTEMBER 30, 2016 (unaudited)
SEC Returns (reflects applicable sales charges)

Class A Shares
1 Year	6.90%
5 Years	14.47%
10 Years	5.33%

Class B Shares
1 Year	6.75%
5 Years	14.56%
10 Years(a)	5.13%

Class C Shares
1 Year	9.82%
5 Years	14.68%
10 Years	5.05%

Advisor Class Shares*
1 Year	11.99%
5 Years	15.78%
10 Years	6.10%

Class R Shares*
1 Year	11.26%
5 Years	15.14%
10 Years	5.54%

Class K Shares*
1 Year	11.67%
5 Years	15.50%
10 Years	5.89%

Class I Shares*
1 Year	11.80%
5 Years	15.86%
10 Years	6.23%

Class Z Shares*
1 Year	11.91%
Since Inception†	8.14%

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

*	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

†	Inception date: 10/15/2013.

See Disclosures, Risks and Note about Historical Performance on pages 4-5.

10	• AB GROWTH & INCOME FUND

Historical Performance

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

AB GROWTH & INCOME FUND •	11

Expense Example

EXPENSE EXAMPLE

(unaudited)

(continued from previous page)

	Beginning Account Value May 1, 2016	Ending Account Value October 31, 2016	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period†	Effective Annualized Expense Ratio†
Class A
Actual	$1,000	$1,026.20	$4.48	0.88%	$4.58	0.90%
Hypothetical**	$1,000	$1,020.71	$4.47	0.88%	$4.57	0.90%
Class B
Actual	$1,000	$1,020.60	$8.28	1.63%	$8.38	1.65%
Hypothetical**	$1,000	$1,016.94	$8.26	1.63%	$8.36	1.65%
Class C
Actual	$1,000	$1,020.60	$8.28	1.63%	$8.38	1.65%
Hypothetical**	$1,000	$1,016.94	$8.26	1.63%	$8.36	1.65%
Advisor Class
Actual	$1,000	$1,026.00	$3.21	0.63%	$3.31	0.65%
Hypothetical**	$1,000	$1,021.97	$3.20	0.63%	$3.30	0.65%
Class R
Actual	$1,000	$1,024.70	$5.75	1.13%	$5.85	1.15%
Hypothetical**	$1,000	$1,019.46	$5.74	1.13%	$5.84	1.15%
Class K
Actual	$1,000	$1,024.40	$4.48	0.88%	$4.58	0.90%
Hypothetical**	$1,000	$1,020.71	$4.47	0.88%	$4.57	0.90%
Class I
Actual	$1,000	$1,025.80	$3.21	0.63%	$3.31	0.65%
Hypothetical**	$1,000	$1,021.97	$3.20	0.63%	$3.30	0.65%
Class Z
Actual	$1,000	$1,025.80	$2.90	0.57%	$2.95	0.58%
Hypothetical**	$1,000	$1,022.27	$2.90	0.57%	$2.95	0.58%
*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

†	The Fund’s investments in affiliated/unaffiliated underlying portfolios incur no direct expenses, but bears proportionate shares of the acquired fund fees (i.e., operating, administrative and investment advisory fee) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has voluntarily agreed to waive its investment advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of the affiliated underlying portfolios, as borne indirectly by the Fund as an acquired fund fee and expense. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro-rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

12	• AB GROWTH & INCOME FUND

Expense Example

PORTFOLIO SUMMARY

October 31, 2016 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,587.7

TEN LARGEST HOLDINGS†

October 31, 2016 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
JPMorgan Chase & Co.	$79,254,911	5.0%
Time Warner, Inc.	62,735,280	3.9
Wal-Mart Stores, Inc.	56,920,518	3.6
Pfizer, Inc.	55,389,125	3.5
Raytheon Co.	53,489,645	3.4
Citigroup, Inc.	50,388,580	3.2
International Business Machines Corp.	46,747,887	2.9
Aetna, Inc.	45,753,643	2.9
Intel Corp.	45,658,359	2.9
Biogen, Inc.	39,096,317	2.4
	$535,434,265	33.7%

*	All data are as of October 31, 2016. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

†	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

AB GROWTH & INCOME FUND •	13

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

October 31, 2016

Company	Shares	U.S. $ Value

COMMON STOCKS – 89.6%
Financials – 24.5%
Banks – 10.4%
Citigroup, Inc.	1,025,200	$50,388,580
JPMorgan Chase & Co.	1,144,310	79,254,911
Wells Fargo & Co.	762,540	35,084,465

		164,727,956

Capital Markets – 4.4%
BlackRock, Inc. – Class A	31,450	10,731,998
Goldman Sachs Group, Inc. (The)	176,220	31,409,453
Northern Trust Corp.	212,320	15,376,214
TD Ameritrade Holding Corp.	363,460	12,433,967

		69,951,632

Consumer Finance – 0.8%
Capital One Financial Corp.	165,460	12,250,658

Diversified Financial Services – 2.0%
Berkshire Hathaway, Inc. – Class B(a)	227,070	32,766,201

Insurance – 6.9%
Allstate Corp. (The)	564,360	38,320,044
Chubb Ltd.	303,230	38,510,210
FNF Group	599,050	21,511,886
Validus Holdings Ltd.	220,224	11,253,446

		109,595,586

		389,292,033

Information Technology – 18.7%
Communications Equipment – 2.9%
Cisco Systems, Inc.	1,123,220	34,460,390
F5 Networks, Inc.(a)	78,550	10,856,395

		45,316,785

Electronic Equipment, Instruments & Components – 1.1%
Flex Ltd.(a)	470,500	6,676,395
TE Connectivity Ltd.	175,370	11,025,512

		17,701,907

Internet Software & Services – 0.5%
Rackspace Hosting, Inc.(a)	258,462	8,255,276

IT Services – 2.9%
International Business Machines Corp.	304,170	46,747,887

Semiconductors & Semiconductor Equipment – 4.4%
Intel Corp.	1,309,388	45,658,359
Xilinx, Inc.	476,070	24,217,681

		69,876,040

14	• AB GROWTH & INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 4.4%
Activision Blizzard, Inc.	229,729	$9,917,401
Citrix Systems, Inc.(a)	165,060	13,997,088
Microsoft Corp.	446,380	26,747,090
VMware, Inc. – Class A(a)	241,510	18,982,686

		69,644,265

Technology Hardware, Storage & Peripherals – 2.5%
Apple, Inc.	342,377	38,873,485

		296,415,645

Health Care – 13.5%
Biotechnology – 4.1%
Biogen, Inc.(a)	139,540	39,096,317
Gilead Sciences, Inc.	361,390	26,609,146

		65,705,463

Health Care Equipment & Supplies – 0.7%
Hologic, Inc.(a)	300,360	10,815,963

Health Care Providers & Services – 4.8%
Aetna, Inc.	426,210	45,753,643
Cigna Corp.	75,790	9,006,126
Express Scripts Holding Co.(a)	141,620	9,545,188
UnitedHealth Group, Inc.	85,750	12,119,048

		76,424,005

Life Sciences Tools & Services – 0.4%
Bruker Corp.	284,030	5,819,775

Pharmaceuticals – 3.5%
Pfizer, Inc.	1,746,740	55,389,125

		214,154,331

Industrials – 10.8%
Aerospace & Defense – 6.3%
Boeing Co. (The)	172,220	24,529,295
General Dynamics Corp.	145,740	21,968,848
Raytheon Co.	391,550	53,489,645

		99,987,788

Construction & Engineering – 0.4%
Jacobs Engineering Group, Inc.(a)	121,760	6,280,381

Electrical Equipment – 1.8%
EnerSys	255,580	16,645,925
Hubbell, Inc.	105,080	10,982,962

		27,628,887

Industrial Conglomerates – 1.2%
Carlisle Cos., Inc.	186,505	19,555,049

Machinery – 1.1%
Parker-Hannifin Corp.	140,090	17,196,047

		170,648,152

AB GROWTH & INCOME FUND •	15

Portfolio of Investments

Company	Shares	U.S. $ Value

Consumer Discretionary – 9.5%
Auto Components – 1.4%
BorgWarner, Inc.	265,490	$9,515,162
Johnson Controls International PLC	319,435	12,879,619

		22,394,781

Internet & Direct Marketing Retail – 0.7%
Liberty Interactive Corp. QVC Group – Class A(a)	319,283	5,903,543
Liberty TripAdvisor Holdings, Inc. – Class A(a)	272,245	6,043,839

		11,947,382

Leisure Products – 0.4%
Vista Outdoor, Inc.(a)	156,950	6,069,256

Media – 7.0%
Comcast Corp. – Class A	292,030	18,053,295
Discovery Communications, Inc. – Class A(a)	910,520	23,773,677
Interpublic Group of Cos., Inc. (The)	275,640	6,171,580
Time Warner, Inc.	704,970	62,735,280

		110,733,832

		151,145,251

Consumer Staples – 6.7%
Beverages – 1.7%
PepsiCo, Inc.	249,370	26,732,464

Food & Staples Retailing – 5.0%
CVS Health Corp.	276,924	23,289,309
Wal-Mart Stores, Inc.	812,918	56,920,518

		80,209,827

		106,942,291

Energy – 3.6%
Energy Equipment & Services – 1.8%
Helmerich & Payne, Inc.	161,230	10,175,225
National Oilwell Varco, Inc.	287,920	9,242,232
Oil States International, Inc.(a)	289,370	8,464,073

		27,881,530

Oil, Gas & Consumable Fuels – 1.8%
Exxon Mobil Corp.	343,690	28,636,251

		56,517,781

Telecommunication Services – 1.8%
Diversified Telecommunication Services – 1.8%
Verizon Communications, Inc.	609,720	29,327,532

Materials – 0.5%
Metals & Mining – 0.5%
Reliance Steel & Aluminum Co.	125,377	8,623,430

Total Common Stocks (cost $1,253,425,540)		1,423,066,446

16	• AB GROWTH & INCOME FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 10.7%
Investment Companies – 10.7%
AB Fixed Income Shares, Inc. – AB Government Money Market Portfolio – Class AB, 0.26%(b)(c) (cost $169,081,308)	169,081,308	$169,081,308

Total Investments – 100.3% (cost $1,422,506,848)		1,592,147,754
Other assets less liabilities – (0.3)%		(4,485,896)

Net Assets – 100.0%		$1,587,661,858

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(c)	To obtain a copy of the fund’s financial statements, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

See notes to financial statements.

AB GROWTH & INCOME FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

October 31, 2016

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,253,425,540)	$1,423,066,446
Affiliated issuers (cost $169,081,308)	169,081,308
Receivable for investment securities sold	35,572,770
Unaffiliated dividends and interest receivable	2,541,815
Receivable for capital stock sold	2,247,837
Affiliated dividends receivable	33,781

Total assets	1,632,543,957

Liabilities
Payable for investment securities purchased	38,127,826
Payable for capital stock redeemed	5,306,681
Advisory fee payable	600,039
Distribution fee payable	407,530
Transfer Agent fee payable	102,086
Administrative fee payable	17,297
Accrued expenses	320,640

Total liabilities	44,882,099

Net Assets	$1,587,661,858

Composition of Net Assets
Capital stock, at par	$2,893,122
Additional paid-in capital	1,309,783,469
Undistributed net investment income	27,553,302
Accumulated net realized gain on investment transactions	77,791,059
Net unrealized appreciation on investments	169,640,906

$1,587,661,858

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$1,157,387,838	211,006,747	$5.49	*

B	$17,974,109	3,290,074	$5.46

C	$193,912,441	35,603,498	$5.45

Advisor	$108,997,531	19,707,477	$5.53

R	$8,396,395	1,555,917	$5.40

K	$7,148,781	1,312,744	$5.45

I	$29,127,173	5,224,776	$5.57

Z	$64,717,590	11,610,990	$5.57

*	The maximum offering price per share for Class A shares was $5.73 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• AB GROWTH & INCOME FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended October 31, 2016

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $134,114)	$43,267,636
Affiliated issuers	475,533
Securities lending income	12,743	$43,755,912

Expenses
Advisory fee (see Note B)	12,020,355
Distribution fee—Class A	3,084,415
Distribution fee—Class B	204,402
Distribution fee—Class C	2,008,653
Distribution fee—Class R	36,700
Distribution fee—Class K	15,515
Transfer agency—Class A	1,804,469
Transfer agency—Class B	38,995
Transfer agency—Class C	314,846
Transfer agency—Advisor Class	149,328
Transfer agency—Class R	19,084
Transfer agency—Class K	11,550
Transfer agency—Class I	26,182
Transfer agency—Class Z	128,293
Custodian	215,648
Registration fees	132,876
Printing	123,257
Audit and tax	63,233
Administrative	58,521
Legal	43,803
Directors’ fees	23,700
Miscellaneous	83,072

Total expenses	20,606,897
Less: expenses waived and reimbursed by the Adviser (see Note B)	(1,486,008)

Net expenses		19,120,889

Net investment income		24,635,023

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions(a)		180,845,938
Net change in unrealized appreciation/depreciation of investments		(192,558,073)

Net loss on investment transactions		(11,712,135)

Net Increase in Net Assets from Operations		$12,922,888

(a)	On May 9, 2016, the Fund had a redemption-in-kind with total proceeds in the amount of $1,017,313,158. The realized gain of $77,844,062, resulting from redemption-in-kind, will not be recognized for tax purposes.

See notes to financial statements.

AB GROWTH & INCOME FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Year Ended October 31, 2016	Year Ended October 31, 2015
Increase (Decrease) in Net Assets from Operations
Net investment income	$24,635,023	$30,648,790
Net realized gain on investment transactions	180,845,938	117,250,779
Net change in unrealized appreciation/depreciation of investments	(192,558,073)	(11,664,281)

Net increase in net assets from operations	12,922,888	136,235,288
Dividends and Distributions to Shareholders from
Net investment income
Class A	(12,040,767)	(10,008,486)
Class B	(3,307)	– 0	–
Class C	(507,482)	(139,244)
Advisor Class	(711,132)	(15,109,141)
Class R	(44,890)	(38,189)
Class K	(49,998)	(46,039)
Class I	(212,403)	(155,772)
Class Z	(16,831,331)	(13,004)
Net realized gain on investment transactions
Class A	(38,666,472)	(61,679,237)
Class B	(728,673)	(1,461,805)
Class C	(6,627,342)	(10,416,214)
Advisor Class	(2,696,185)	(64,483,228)
Class R	(205,559)	(326,488)
Class K	(166,002)	(273,695)
Class I	(512,968)	(650,379)
Class Z	(37,849,026)	(52,503)
Capital Stock Transactions
Net decrease	(1,135,318,526)	(140,238,955)
Capital Contributions
Proceeds from regulatory settlement (see Note F)	2,932,214	– 0	–

Total decrease	(1,237,316,961)	(168,857,091)
Net Assets
Beginning of period	2,824,978,819	2,993,835,910

End of period (including undistributed net investment income of $27,553,302 and $30,387,375, respectively)	$1,587,661,858	$2,824,978,819

See notes to financial statements.

20	• AB GROWTH & INCOME FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

October 31, 2016

NOTE A

Significant Accounting Policies

AB Growth and Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AB Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors (the “Board”).

AB GROWTH & INCOME FUND •	21

Notes to Financial Statements

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

22	• AB GROWTH & INCOME FUND

Notes to Financial Statements

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an

AB GROWTH & INCOME FUND •	23

Notes to Financial Statements

observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of October 31, 2016:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$1,423,066,446		$	– 0	–	$	– 0	–	$1,423,066,446
Short-Term Investments	169,081,308			– 0	–		– 0	–	169,081,308

Total Investments in Securities	1,592,147,754			– 0	–		– 0	–	1,592,147,754
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$1,592,147,754		$	– 0	–	$	– 0	–	$1,592,147,754

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

24	• AB GROWTH & INCOME FUND

Notes to Financial Statements

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

AB GROWTH & INCOME FUND •	25

Notes to Financial Statements

5. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 0.55% of the first $2.5 billion, 0.45% of the next $2.5 billion and 0.40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis (the “Expense Caps”) to 0.90%, 1.65%, 1.65%, 0.65%, 1.15%, 0.90%, 0.65% and 0.65% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I and Class Z shares, respectively. Prior to February 29, 2016, the Expense Cap for the Class A shares was 0.95%, of the daily average net assets. The Expense Caps will remain in effect until March 1, 2017 and then may be extended by the Adviser for additional one-year terms. For the year ended October 31, 2016, such reimbursements/waivers amounted to $1,359,311.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the year ended October 31, 2016, the reimbursement for such services amounted to $58,521.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $1,153,555 for the year ended October 31, 2016.

26	• AB GROWTH & INCOME FUND

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $23,470 from the sale of Class A shares and received $6,885, $8,941 and $2,598 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended October 31, 2016.

The AB Fixed-Income Shares, Inc.—Government STIF Portfolio (the “Government STIF Portfolio”), prior to June 1, 2016, was offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and was not available for direct purchase by members of the public. Prior to June 1, 2016, the Government STIF Portfolio paid no advisory fees but did bear its own expenses. As of June 1, 2016, the Government STIF Portfolio, which was renamed “AB Government Money Market Portfolio” (the “Government Money Market Portfolio”), has a contractual advisory fee rate of .20% and continues to bear its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the year ended October 31, 2016, such waiver amounted to $126,697. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the year ended October 31, 2016 is as follows:

Market Value 10/31/15 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 10/31/16 (000)	Dividend Income (000)
$185,335	$888,248	$904,502	$169,081	$450

Brokerage commissions paid on investment transactions for the year ended October 31, 2016 amounted to $1,602,378, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K

AB GROWTH & INCOME FUND •	27

Notes to Financial Statements

shares. There are no distribution and servicing fees on the Advisor Class, Class I and Class Z shares. Effective February 29, 2016, payments under the Class A plan are limited to an annual rate of .25% of Class A shares’ average daily net asset assets. Prior to February 29, 2016, payments under the Class A plan were limited to .28% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $19,598,459, $11,594,492, $229,153 and $102,281 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the year ended October 31, 2016 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$1,476,230,123		$2,641,367,093
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$1,425,806,169

Gross unrealized appreciation	$185,246,836
Gross unrealized depreciation	(18,905,251)

Net unrealized appreciation	$166,341,585

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the year ended October 31, 2016.

28	• AB GROWTH & INCOME FUND

Notes to Financial Statements

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not have the right to vote on any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. Prior to June 21, 2016, such cash collateral received was invested in AB Exchange Reserves (name changed to AB Government Exchange Reserves as of July 11, 2016). The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in

AB GROWTH & INCOME FUND •	29

Notes to Financial Statements

the value of the securities loaned. As of October 31, 2016, the Fund had no securities out on loan. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $12,743 and $25,495 from the borrower and AB Government Exchange Reserves, respectively, for the year ended October 31, 2016; these amounts are reflected in the statement of operations. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of AB Government Exchange Reserves for the period November 1, 2015 to June 20, 2016 is as follows:

Market Value October 31, 2015 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value June 20, 2016 (000)
$9,163	$187,858	$197,021	$	– 0	–

NOTE F

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class A
Shares sold	9,567,809	8,725,572	$51,324,919	$48,432,117

Shares issued in reinvestment of dividends and distributions	8,450,759	11,500,065	44,366,484	63,480,365

Shares converted from Class B	949,866	1,372,038	5,123,297	7,639,947

Shares redeemed	(29,081,044)	(31,406,099)	(156,503,863)	(174,377,422)

Net decrease	(10,112,610)	(9,808,424)	$(55,689,163)	$(54,824,993)

Class B
Shares sold	225,988	289,187	$1,210,248	$1,602,783

Shares issued in reinvestment of dividends and distributions	135,156	256,582	710,920	1,416,332

Shares converted to Class A	(950,791)	(1,377,308)	(5,123,297)	(7,639,947)

Shares redeemed	(452,089)	(593,310)	(2,445,262)	(3,295,163)

Net decrease	(1,041,736)	(1,424,849)	$(5,647,391)	$(7,915,995)

30	• AB GROWTH & INCOME FUND

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class C
Shares sold	1,313,220	1,780,641	$6,990,187	$9,816,744

Shares issued in reinvestment of dividends and distributions	1,196,681	1,681,597	6,270,611	9,265,598

Shares redeemed	(4,938,788)	(4,447,200)	(26,489,949)	(24,602,775)

Net decrease	(2,428,887)	(984,962)	$(13,229,151)	$(5,520,433)

Advisor Class
Shares sold	10,194,299	5,682,158	$53,975,205	$31,489,210

Shares issued in reinvestment of dividends and distributions	538,220	14,278,074	2,841,801	78,957,748

Shares redeemed	(5,666,651)	(251,008,636)	(30,621,239)	(1,417,472,438)

Net increase (decrease)	5,065,868	(231,048,404)	$26,195,767	$(1,307,025,480)

Class R
Shares sold	1,003,158	405,610	$5,300,502	$2,195,117

Shares issued in reinvestment of dividends and distributions	48,442	67,036	250,448	364,677

Shares redeemed	(556,145)	(639,508)	(2,950,607)	(3,480,064)

Net increase (decrease)	495,455	(166,862)	$2,600,343	$(920,270)

Class K
Shares sold	557,318	127,216	$2,959,291	$700,708

Shares issued in reinvestment of dividends and distributions	41,458	58,452	215,998	319,731

Shares redeemed	(232,709)	(526,535)	(1,242,878)	(2,947,872)

Net increase (decrease)	366,067	(340,867)	$1,932,411	$(1,927,433)

Class I
Shares sold	3,128,192	708,446	$16,877,405	$4,007,618

Shares issued in reinvestment of dividends and distributions	136,348	144,031	725,371	805,133

Shares redeemed	(872,364)	(421,501)	(4,752,025)	(2,375,691)

Net increase	2,392,176	430,976	$12,850,751	$2,437,060

AB GROWTH & INCOME FUND •	31

Notes to Financial Statements

	Shares		Amount
	Year Ended October 31, 2016	Year Ended October 31, 2015	Year Ended October 31, 2016	Year Ended October 31, 2015

Class Z
Shares sold	9,658,900	235,711,689	$53,548,840	$1,347,582,003

Shares issued in reinvestment of dividends and distributions	10,278,263	11,600	54,680,357	64,841

Shares redeemed	(224,197,408)	(19,854,035)	(1,212,561,290)	(112,188,255)

Net increase (decrease)	(204,260,245)	215,869,254	$(1,104,332,093)	$1,235,458,589

For the year ended October 31, 2016, the Fund received proceeds of $2,932,214 in connection with a residual distribution from the Alliance Fair Fund relating to regulatory settlements in 2004. This amount is presented in the Fund’s statement of changes in net assets.

NOTE G

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Industry/Sector Risk—Investments in a particular industry or group of related industries may have more risk because market or economic factors affecting that industry could have a significant effect on the value of the Fund’s investments.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these

32	• AB GROWTH & INCOME FUND

Notes to Financial Statements

indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 2016.

NOTE I

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended October 31, 2016 and October 31, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$30,401,310	$25,509,875
Long-term capital gains	87,452,227	139,343,549

Total taxable distributions	$117,853,537	$164,853,424

As of October 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$45,714,867
Undistributed capital gain	62,928,816
Unrealized appreciation/(depreciation)	166,341,585	(a)

Total accumulated earnings/(deficit)	$274,985,268

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of October 31, 2016, the Fund did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the utilization of earnings and profits distributed to shareholders on redemption of shares, the tax treatment of proceeds from a settlement of regulatory proceedings, and the tax treatment of gains from a redemption-in-kind resulted in a net increase in undistributed net

AB GROWTH & INCOME FUND •	33

Notes to Financial Statements

investment income, a net decrease in accumulated net realized gain on investment transactions, and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE J

New Accounting Pronouncements

In May 2015, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2015-07 (the “ASU”) which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the net asset value per share practical expedient. The ASU also removes the requirement to make certain disclosures for investments that are eligible to be measured at fair value using the net asset value per share practical expedient but do not utilize that practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. Management has evaluated the implications of these changes and there will be no impact to the financial statements.

NOTE K

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

NOTE L

Subsequent Events

Effective January 9, 2017, the Fund will be renamed “AB Relative Value Fund”, and the requirement that the Fund focus its investments on dividend paying securities will be eliminated. The Fund will continue to invest in companies which the Adviser believes are undervalued based on the disparity of their current stock price and intrinsic economic value as determined by the Adviser. In determining a company’s intrinsic economic value, the Adviser will continue to take into account many fundamental and financial factors that it believes bear on the company’s ability to perform in the future, including earnings growth, prospective cash flows, and growth in book value, in addition to dividend growth as applicable.

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no other material events that would require disclosure in the Fund’s financial statements through this date.

34	• AB GROWTH & INCOME FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended October 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 5.63		$ 5.68		$ 5.10		$ 3.98		$ 3.46

Income From Investment Operations
Net investment income(a)	.06	(b)	.05	(b)	.05	(b)	.04		.04
Net realized and unrealized gain on investment transactions	.02	†	.21		.57		1.11		.52
Capital Contributions	.01		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.09		.26		.62		1.15		.56

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.04)		(.04)		(.03)		(.04)
Distributions from net realized gain on investment transactions	(.18)		(.27)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)		(.31)		(.04)		(.03)		(.04)

Net asset value, end of period	$ 5.49		$ 5.63		$ 5.68		$ 5.10		$ 3.98

Total Return
Total investment return based on net asset value(c)*	1.81%		4.74%		12.30%		29.20%		16.50%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$1,157		$1,244		$1,312		$1,241		$1,056
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91	%(d)	.95%		.98%		1.08%		1.11%
Expenses, before waivers/reimbursements	1.00	%(d)	.98%		1.00%		1.08%		1.11%
Net investment income	1.06	%(b)	.96	%(b)	1.00	%(b)	.95%		.98%
Portfolio turnover rate	72%		71%		54%		69%		79%

See footnote summary on page 43.

AB GROWTH & INCOME FUND •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class B
	Year Ended October 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 5.59		$ 5.64		$ 5.06		$ 3.95		$ 3.42

Income From Investment Operations
Net investment income(a)	.02	(b)	.01	(b)	.01	(b)	.01		.01
Net realized and unrealized gain on investment transactions	.02	†	.21		.57		1.10		.52
Capital Contributions	.01		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.05		.22		.58		1.11		.53

Less: Dividends and Distributions
Dividends from net investment income	(.00	)(e)	– 0	–	– 0	–	(.00	)(e)	(.00	)(e)
Distributions from net realized gain on investment transactions	(.18)		(.27)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.18)		(.27)		– 0	–	.00		.00

Net asset value, end of period	$ 5.46		$ 5.59		$ 5.64		$ 5.06		$ 3.95

Total Return
Total investment return based on net asset value(c)*	.96%		3.95%		11.46%		28.10%		15.53%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$17,974		$24,209		$32,473		$41,137		$46,977
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.64	%(d)	1.65%		1.70%		1.84%		1.91%
Expenses, before waivers/reimbursements	1.78	%(d)	1.73%		1.75%		1.84%		1.91%
Net investment income	.34	%(b)	.27	%(b)	.28	%(b)	.21%		.18%
Portfolio turnover rate	72%		71%		54%		69%		79%

See footnote summary on page 43.

36	• AB GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended October 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 5.58		$ 5.64		$ 5.07		$ 3.96		$ 3.44

Income From Investment Operations
Net investment income(a)	.02	(b)	.01	(b)	.02	(b)	.01		.01
Net realized and unrealized gain on investment transactions	.03	†	.20		.56		1.10		.52
Capital Contributions	.01		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.06		.21		.58		1.11		.53

Less: Dividends and Distributions
Dividends from net investment income	(.01)		(.00	)(e)	(.01)		(.00	)(e)	(.01)
Distributions from net realized gain on investment transactions	(.18)		(.27)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.19)		(.27)		(.01)		.00		(.01)

Net asset value, end of period	$ 5.45		$ 5.58		$ 5.64		$ 5.07		$ 3.96

Total Return
Total investment return based on net asset value(c)*	1.21%		3.84%		11.48%		28.13%		15.63%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$193,912		$212,394		$220,054		$205,705		$171,708
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.64	%(d)	1.65%		1.68%		1.81%		1.84%
Expenses, before waivers/reimbursements	1.75	%(d)	1.70%		1.72%		1.81%		1.84%
Net investment income	.33	%(b)	.25	%(b)	.29	%(b)	.22%		.24%
Portfolio turnover rate	72%		71%		54%		69%		79%

See footnote summary on page 43.

AB GROWTH & INCOME FUND •	37

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended October 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 5.65		$ 5.71		$ 5.12		$ 4.00		$ 3.48

Income From Investment Operations
Net investment income(a)	.07	(b)	.09	(b)	.07	(b)	.06		.05
Net realized and unrealized gain on investment transactions	.03	†	.18		.58		1.10		.52
Capital Contributions	.01		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.11		.27		.65		1.16		.57

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.06)		(.06)		(.04)		(.05)
Distributions from net realized gain on investment transactions	(.18)		(.27)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)		(.33)		(.06)		(.04)		(.05)

Net asset value, end of period	$ 5.53		$ 5.65		$ 5.71		$ 5.12		$ 4.00

Total Return
Total investment return based on net asset value(c)*	2.01%		4.90%		12.75%		29.41%		16.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$108,998		$82,681		$1,401,685		$117,962		$83,077
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.64	%(d)	.65%		.65%		.80%		.82%
Expenses, before waivers/reimbursements	.74	%(d)	.66%		.68%		.80%		.82%
Net investment income	1.31	%(b)	1.51	%(b)	1.32	%(b)	1.22%		1.26%
Portfolio turnover rate	72%		71%		54%		69%		79%

See footnote summary on page 43.

38	• AB GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class R
	Year Ended October 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 5.53		$ 5.59		$ 5.03		$ 3.93		$ 3.42

Income From Investment Operations
Net investment income(a)	.04	(b)	.04	(b)	.04	(b)	.03		.03
Net realized and unrealized gain on investment transactions	.04	†	.20		.55		1.10		.52
Capital Contributions	.01		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.09		.24		.59		1.13		.55

Less: Dividends and Distributions
Dividends from net investment income	(.04)		(.03)		(.03)		(.03)		(.04)
Distributions from net realized gain on investment transactions	(.18)		(.27)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.22)		(.30)		(.03)		(.03)		(.04)

Net asset value, end of period	$ 5.40		$ 5.53		$ 5.59		$ 5.03		$ 3.93

Total Return
Total investment return based on net asset value(c)*	1.71%		4.40%		11.85%		28.92%		16.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,396		$5,868		$6,866		$4,844		$3,964
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.14	%(d)	1.15%		1.19%		1.36%		1.36%
Expenses, before waivers/reimbursements	1.35	%(d)	1.31%		1.34%		1.36%		1.36%
Net investment income	.80	%(b)	.77	%(b)	.79	%(b)	.68%		.71%
Portfolio turnover rate	72%		71%		54%		69%		79%

See footnote summary on page 43.

AB GROWTH & INCOME FUND •	39

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class K
	Year Ended October 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 5.58		$ 5.64		$ 5.07		$ 3.96		$ 3.44

Income From Investment Operations
Net investment income(a)	.06	(b)	.06	(b)	.05	(b)	.04		.04
Net realized and unrealized gain on investment transactions	.03	†	.19		.57		1.10		.53
Capital Contributions	.01		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.10		.25		.62		1.14		.57

Less: Dividends and Distributions
Dividends from net investment income	(.05)		(.04)		(.05)		(.03)		(.05)
Distributions from net realized gain on investment transactions	(.18)		(.27)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.23)		(.31)		(.05)		(.03)		(.05)

Net asset value, end of period	$ 5.45		$ 5.58		$ 5.64		$ 5.07		$ 3.96

Total Return
Total investment return based on net asset value(c)*	1.97%		4.63%		12.41%		29.12%		16.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$7,149		$5,285		$7,261		$2,299		$2,637
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.89	%(d)	.90%		.94%		1.05%		1.05%
Expenses, before waivers/reimbursements	1.03	%(d)	1.01%		1.04%		1.05%		1.05%
Net investment income	1.05	%(b)	1.02	%(b)	1.00	%(b)	1.00%		1.03%
Portfolio turnover rate	72%		71%		54%		69%		79%

See footnote summary on page 43.

40	• AB GROWTH & INCOME FUND

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class I
	Year Ended October 31,
	2016		2015		2014		2013		2012

Net asset value, beginning of period	$ 5.72		$ 5.77		$ 5.19		$ 4.05		$ 3.46

Income From Investment Operations
Net investment income(a)	.07	(b)	.07	(b)	.07	(b)	.06		.05
Net realized and unrealized gain on investment transactions	.02	†	.21		.58		1.13		.54
Capital Contributions	.01		– 0	–	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.10		.28		.65		1.19		.59

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.06)		(.07)		(.05)		– 0	–
Distributions from net realized gain on investment transactions	(.18)		(.27)		– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.25)		(.33)		(.07)		(.05)		– 0	–

Net asset value, end of period	$ 5.57		$ 5.72		$ 5.77		$ 5.19		$ 4.05

Total Return
Total investment return based on net asset value(c)*	1.94%		5.05%		12.54%		29.66%		17.05%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$29,127		$16,193		$13,860		$326		$12
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.64	%(d)	.65%		.66%		.70%		.72%
Expenses, before waivers/reimbursements	.71	%(d)	.68%		.66%		.70%		.72%
Net investment income	1.29	%(b)	1.24	%(b)	1.30	%(b)	1.18%		1.36%
Portfolio turnover rate	72%		71%		54%		69%		79%

See footnote summary on page 43.

AB GROWTH & INCOME FUND •	41

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class Z
Year Ended October 31,	October 15, 2013(f) to October 31, 2013
2016	2015	2014

Net asset value, beginning of period	$ 5.72	$ 5.77	$ 5.19	$ 5.05

Income From Investment Operations
Net investment income (loss)(a)	.08	(b)	.07	.07	.00	(e)
Net realized and unrealized gain on investment transactions	.02	†	.22	.58	.14
Capital Contributions	.01	– 0	–	– 0	–	– 0	–

Net increase in net asset value from operations	.11	.29	.65	.14

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.07)	(.07)	– 0	–
Distributions from net realized gain on investment transactions	(.18)	(.27)	– 0	–	– 0	–

Total dividends and distributions	(.26)	(.34)	(.07)	– 0	–

Net asset value, end of period	$ 5.57	$ 5.72	$ 5.77	$ 5.19

Total Return
Total investment return based on net asset value(c)	2.04	%*	5.09	%*	12.56	%*	2.77%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,718	$1,234,532	$11	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.59	%(d)	.59%	.61%	.67	%^
Expenses, before waivers/reimbursements	.59	%(d)	.59%	.61%	.67	%^
Net investment income (loss)	1.50	%(b)	1.18%	1.37%	(.22	)%^
Portfolio turnover rate	72%	71%	54%	69%

See footnote summary on page 43.

42	• AB GROWTH & INCOME FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Expense ratios do not include expenses of the AB mutual funds in which the Fund invests. For the period shown below, the acquired fund fees of the AB mutual funds including interest expense was as follows:

Year Ended October 31, 2016
.01%

(e)	Amount is less than $.005.

(f)	Commencement of distribution.

†	Due to timing of sales and repurchase of capital shares, the net realized and unrealized gain (loss) per share is not in accord with the Fund’s change in net realized and unrealized gain (loss) on investment transactions for the period.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended October 31, 2016, October 31, 2015, October 31, 2014, October 31, 2013 and October 31, 2012 by 0.01%, 0.08%, 0.08%, 0.14% and 0.49%, respectively.

Includes the impact of proceeds received and credited to the Fund in connection with a residual distribution relating to regulatory settlements, which enhanced the Fund’s performance for the year ended October 31, 2016 by 0.18%.

^	Annualized.

See notes to financial statements.

AB GROWTH & INCOME FUND •	43

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

AB Growth and Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AB Growth and Income Fund, Inc. (the “Fund”) as of October 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2016, by correspondence with the custodian and others, or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AB Growth and Income Fund, Inc. at October 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented therein, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 29, 2016

44	• AB GROWTH & INCOME FUND

Report of Independent Registered Public Accounting Firm

2016 FEDERAL TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during the taxable year ended October 31, 2016. For corporate shareholders, 99.49% of dividends paid qualify for the dividends received deduction.

For the taxable year ended October 31, 2016, the Fund designates $30,293,893 as the maximum amount that may be considered qualified dividend income for individual shareholders.

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2017.

AB GROWTH & INCOME FUND •	45

BOARD OF DIRECTORS

Marshall C. Turner, Jr.,(1) Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Frank V. Caruso(2), Senior Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Stephen M. Woetzel, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust

Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor

Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the Adviser’s Relative Value Investment Team. Mr. Caruso is the investment professional with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

46	• AB GROWTH & INCOME FUND

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
INTERESTED DIRECTOR
Robert M. Keith, † 1345 Avenue of the Americas New York, NY 10105 56 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”), and the head of AllianceBernstein Investments, Inc. (“ABI”), since July 2008; Director of ABI and President of the AB Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	108	None

AB GROWTH & INCOME FUND •	47

Management of the Fund

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., # Chairman of the Board 75 (2005)	Private Investor since prior to 2011. Former Chairman and CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing). He has extensive operating leadership and venture capital investing experience, including five interim or full-time CEO roles, and prior service as general partner of institutional venture capital partnerships. He also has extensive non-profit board leadership experience, and currently serves on the boards of two education and science-related non-profit organizations. He has served as a director of one AB Fund since 1992, and director or trustee of multiple AB Funds since 2005. He has been Chairman of the AB Funds since January 2014, and the Chairman of the Independent Directors Committees of such AB Funds since February 2014.	108	Xilinx, Inc. (programmable logic semi-conductors) since 2007

John H. Dobkin, # 74 (1992)	Independent Consultant since prior to 2011. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AB Funds since 1992 and as Chairman of the Audit Committees of a number of such AB Funds from 2001-2008.	108	None

48	• AB GROWTH & INCOME FUND

Management of the Fund

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, # 72 (2005)	Private Investor since prior to 2011. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. He served as a Director of Prospect Acquisition Corp. (financial services) from 2007 until 2009. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AB Funds since 2005 and is a director and Chairman of one other registered investment company.	108	Asia Pacific Fund, Inc. (registered investment company) since prior to 2011

William H. Foulk, Jr., # 84 (1992)	Investment Adviser and an Independent Consultant since prior to 2011. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AB Funds since 1983, and was Chairman of the Independent Directors Committees of the AB Funds from 2003 until early February 2014. He served as Chairman of such AB Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	108	None

AB GROWTH & INCOME FUND •	49

Management of the Fund

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
D. James Guzy, # 80 (2005)	Chairman of the Board of SRC Computers, Inc. (semi-conductors), with which he has been associated since prior to 2011. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2011 until November 2013. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He has served as a director or trustee of one or more of the AB Funds since 1982.	108	None

Nancy P. Jacklin, # 68 (2006)	Private Investor since prior to 2011. Professorial Lecturer at the Johns Hopkins School of Advanced International Studies (2008-2015). U.S. Executive Director of the International Monetary Fund (which is responsible for ensuring the stability of the international monetary system), (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AB Funds since 2006 and has been Chairman of the Governance and Nominating Committees of the AB Funds since August 2014.	108	None

50	• AB GROWTH & INCOME FUND

Management of the Fund

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Carol C. McMullen, # 61 (2016)	Managing Director of Slalom Consulting (consulting) since 2014 and private investor; Director of Norfolk & Dedham Group (mutual property and casualty insurance) since 2011; and Director of Partners Community Physicians Organization (healthcare) since 2014. Formerly, Managing Director of The Crossland Group (consulting) from 2012 to 2013. She has held a number of senior positions in the asset and wealth management industries, including at Eastern Bank (where her roles included President of Eastern Wealth Management), Thomson Financial (Global Head of Sales for Investment Management), and Putnam Investments (where her roles included Head of Global Investment Research). She has served on a number of private company and nonprofit boards, and as a director or trustee of the AB Funds since June 2016.	108	None

AB GROWTH & INCOME FUND •	51

Management of the Fund

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, # 64 (2008)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995), where he was responsible for accounting, pricing, custody and reporting for the Fidelity mutual funds; and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of the Trustee Advisory Board of BoardIQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee and as Chairman of the Audit Committees of the AB Funds since 2008.	108	None

52	• AB GROWTH & INCOME FUND

Management of the Fund

NAME, ADDRESS,* AGE (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER INFORMATION***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER PUBLIC DIRECTORSHIPS CURRENTLY HELD BY DIRECTOR
DISINTERESTED DIRECTORS (continued)
Earl D. Weiner, # 77 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and is a former member of the ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AB Funds since 2007 and served as Chairman of the Governance and Nominating Committees of the AB Funds from 2007 until August 2014.	108	None

*	The address for each of the Fund’s disinterested Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

†	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

AB GROWTH & INCOME FUND •	53

Management of the Fund

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 56	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 71	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AB Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers L.P. since prior to March 2003.

Frank V. Caruso 60	Senior Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2011.

Emilie D. Wrapp 61	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI**, with which she has been associated since prior to 2011.

Joseph J. Mantineo 57	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2011.

Stephen M. Woetzel 45	Controller	Vice President of ABIS**, with which he has been associated since prior to 2011.

Vincent S. Noto 52	Chief Compliance Officer	Senior Vice President since 2015 and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since prior to 2011.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (SAI) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein L.P. at (800) 227-4618, or visit www.ABfunds.com, for a free prospectus or SAI.

54	• AB GROWTH & INCOME FUND

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Growth and Income Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on May 3-5, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their

AB GROWTH & INCOME FUND •	55

business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2014 and 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

56	• AB GROWTH & INCOME FUND

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-, 3-, 5- and 10-year periods ended February 29, 2016. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual effective advisory fee rate against a peer group median and took into account the impact on the advisory fee rate of the administrative expense reimbursement paid to the Adviser in the latest fiscal year.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s

AB GROWTH & INCOME FUND •	57

Form ADV and the evaluation from the Fund’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also noted that the Adviser advises another AB Fund with a substantially similar investment style for the same fee schedule as the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the information included the pro forma expense ratio to reflect a reduction in the 12b-1 fee effective March 1, 2016. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s pro forma expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints and that the net assets of the Fund were higher than a breakpoint level. Accordingly, the Fund’s current effective advisory fee rate reflected a reduction due to the breakpoint and would be further reduced to the extent the net assets of the Fund increase. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser

58	• AB GROWTH & INCOME FUND

certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements were acceptable and provide a means for sharing of any economies of scale.

AB GROWTH & INCOME FUND •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

AB FAMILY OF FUNDS

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MULTI-ASSET

All Market Income Portfolio

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

MULTI-ASSET (continued)

Target-Date

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

CLOSED-END FUNDS

AB Multi-Manager Alternative Fund

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

* Prior to November 1, 2016, the Fund was named Global Thematic Growth Fund.

60	• AB GROWTH & INCOME FUND

AB Family of Funds

AB GROWTH & INCOME FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GI-0151-1016

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Garry L. Moody, William H. Foulk, Jr. and Marshall C. Turner, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit-Related Fees	Tax Fees

AB Growth & Income	2015	$33,337	$—	$16,541

	2016	$34,318	$5,077	$21,825

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

AB Growth & Income	2015	$434,616	$16,541
			$—
			$(16,541)

	2016	$462,722	$26,902
			$(5,077)
			$(21,825)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Growth and Income Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	December 30, 2016

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	December 30, 2016